UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 15, 2006

                 RECEIVABLE ACQUISITION & MANAGEMENT CORPORATION
                 -----------------------------------------------
               (Exact name of registrant as specified in charter)

           Delaware                 001-09370            13-3186327
           --------                 ---------            ----------
(State or other jurisdiction of    (Commission         (IRS Employer
        incorporation)             File Number)      Identification No.)

             140 Broadway, 46th Floor                       10005
                                                            -----
             New York, New York 10005                     (Zip Code)
             ------------------------
      (Address of principal executive offices)

       Registrant's telephone number, including area code: (904) 280-3950

                                   Copies to:
                                 Marc Ross, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULT OF OPERATIONS AND FINANCIAL CONDITION.

On August 15, 2006, Receivable Acquisition & Management Corp. (the "Company") issued a press release stating that it had filed its Form 10-QSB for the quarter ended June 30, 2006 and discussed the financial results reported therein. Attached as Exhibit 99.1 is the August 15, 2006 press release which is incorporated herein by this reference.

The discussion above contains forward-looking statements that involve risks and uncertainties. All statements regarding future events, our future financial performance and operating results, our business strategy and our financing plans are forward-looking statements. In many cases, you can identify forward-looking statements by terminology, such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue," or the negative of such terms and other comparable terminology. These statements are only predictions. Known and unknown risks, uncertainties and other factors could cause our actual results to differ materially from those projected in the forward-looking statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Exhibit Name
-----------       ------------

99.1              Press Release dated August 15, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RECEIVABLE ACQUISITION & MANAGEMENT
                                        CORPORATION


Dated: August 17, 2006                  By: /s/ Max Khan
                                            ------------------------------------
                                        Name:  Max Khan
                                        Title: Chief Executive Officer and Chief
                                               Financial Officer